EXHIBIT 10.05


                                 MEDGENESIS INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN


         Section 1. Purpose: This Employee Stock Purchase Plan ("Plan") is intended to advance the interests of MEDGENESIS INC. ("Company") and its shareholders by enabling the Company attract and retain in its employ men and women of training, experience and ability. The Plan will give employees an opportunity to acquire a proprietary interest in the success of the Company the purchase of Common Stock on a favorable basis and thereby furnish an additional incentive to such employees in the successful conduct and development of the business of the Company. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code as defined below.

         Section 2. Definitions: For purposes of the Plan, the terms set forth below shall have the following respective meanings:

                  2.01 Common Stock - "Common Stock" shall mean the Company's common stock, $.01 par value per share.

                  2.02 Offering - "Offering" shall mean a payroll deduction period of fixed duration (not to exceed two years), at the beginning of which Options are granted by the Company to eligible employees under a set of terms established for such Offering pursuant to Section 5. A document adopted by the Board of Directors setting forth the duration of an Offering and the terms of Options granted during the Offering is referred to herein as an Offering Statement.

                  2.03 Option - "Option" shall mean the right to purchase Common Stock granted pursuant to the terms of an Offering and the Plan.

                  2.04 Optionee - "Optionee" shall mean the person to whom an Option has been granted.

                  2.05 Code - "Code" shall mean the Internal Revenue Code of 1986, as amended, and the governmental rules and regulations issued thereunder.

         Section 3. Authorized Stock and Term of Plan: The aggregate number of shares of Common Stock that may be optioned and sold under one or more Offerings to be made under this Plan by the Board of Directors shall be 100,000 shares; such shares may be either authorized and unissued or reacquired shares, including shares purchased in the open market. The Plan shall continue until the maximum number of authorized shares of Common Stock has been issued pursuant to one or more Offerings, or until prior termination of the Plan by action of the Board of Directors or shareholders.


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         Section 4. Eligibility: Any Offering under the Plan may be made to employees of the Company and employees of its majority owned subsidiaries (including companies that become subsidiaries after the effective date of this Plan), subject to the right of the Board of Directors of the Company to limit any Offering to employees of a particular company or companies or to particular categories or groups of employees, within the limits permitted by the Code. The status of a person as an employee shall be determined in accordance with the rules contained in Section 3401(c) of the Code.

         No employee shall be granted an Option if immediately after such Option is granted, he or she owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. In determining whether the stock ownership of an employee equals or exceeds this five percent (5%) limit, the rules of Section 424(d) of the Code shall apply, and stock that the employee may purchase under outstanding options (whether or not such options qualify for the special tax treatment afforded by Section 421 (a) of the Code) shall be treated as stock owned by the employee.

         Section 5. Terms and Conditions of Offerings: Each Offering under the Plan shall be established pursuant to an Offering Statement, which shall contain such terms and conditions as the Board of Directors may determine, consistent with the terms of the Plan, provided that all employees granted Options under a particular Offering shall have the same rights and privileges, and provided further, that each Offering shall comply with and be subject to the following terms and conditions:

                  5.01 Number of Shares: The Board of Directors shall specify the total number of shares available for purchase under each Offering and the maximum number of shares, proportionate to total compensation, or basic or regular rate of compensation, that any employee may elect to purchase under such Offering. If the total number of shares that employees elect to purchase under an Offering exceeds the shares available, the Board of Directors of the Company shall allocate the shares among such employees in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In that event an employee's election shall be canceled with respect to any shares in excess of the number of shares allocated to him or her.

                  5.02 Option Price: The option price under any Offering may be a percentage (not less than 85% nor more than 100%) of (a) the fair market value of the Common Stock on the day the Option is exercised;
         (b) the fair market value on the day the Option is granted; or (c) the lesser of (i) the fair market value of the Common Stock on the day the Option is exercised or (ii) the fair market value on the day the Option is granted. In conjunction with one of the foregoing methods of determining the option price, the Board of Directors may also specify a fixed minimum price per share.

                  The Board of Directors shall determine the fair market value or provide the procedures for determining the fair market value in accordance with the Code.


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                  5.03 Payment: Payment for shares by an employee participating in an Offering shall be made on an installment basis by payroll deductions over the period of the Offering. The payroll deduction contributions shall be credited to an account maintained by the Company for each Optionee.

                  At the end of an Offering, the contributions credited to an Optionee's account will be used, unless the Optionee has withdrawn from the Offering as provided below, to purchase the greatest possible number of whole shares of Common Stock at the option price (but not in excess of the number of shares for which Options have been granted to the Optionee pursuant to Section 5.01). Any remaining balance in the account shall be carried over to the next Offering; provided, however, that if no more Offerings will be made under this Plan or if the Committee determines that amounts will not be carried over, the remaining balance shall be refunded to the Optionee. An Optionee may withdraw from the Offering by providing written notice to the Committee at least 10 days prior to the last day of the Offering and, if such notice is timely given, the full amount credited to the Optionee's account will be paid to the Optionee in cash within 15 days after the last day of the Offering. An Optionee who withdraws from an Offering in accordance with this paragraph may not participate in the immediately following Offering, if any, under this Plan.

                  The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Optionee's FICA obligation, if any), required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

                  5.04 Term of Option: No Option may be exercised after the expiration of the Offering to which it relates; except, however, that an Option granted to an Optionee who dies prior to the expiration of an Offering may be exercised at any time within 27 months from the date the Option is granted, or such shorter period as the Board of Directors may specify.

                  5.05 Accrual Limitation: No Option shall permit the rights of an Optionee to purchase stock under all "employee stock purchase plans" of the Company and any parent corporation or subsidiary corporation (as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code) to accrue at a rate that exceeds $25,000 in fair market value of such stock (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time. This limitation shall be interpreted in accordance with the Code.

                  5.06 Termination of Employment Except Death: In the event that an Optionee shall cease to be employed by the Company or a subsidiary for any reason other than his or her death, retirement or disability and shall be no longer in the employ of any of them, the Optionee's participation in the Plan shall terminate immediately and the amount


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         credited to the Optionee's account shall be paid to the Optionee in cash within 15 days after the date of termination. Whether authorized leaves of absence for military or governmental service or otherwise shall constitute termination of employment, for purposes of the Plan, shall be determined by the Committee.

                  If the Optionee's employment terminates due to retirement or disability, the Optionee's payroll deduction contributions shall cease, but participation in the Plan shall continue until the last day of the Offering during which the termination occurs or, if earlier, the date three months after the termination of employment. The provisions of
         Section 5.03 relating to the purchase of Common Stock shall continue to apply to the Optionee to the extent of the contributions accumulated in the Optionee's account at the time employment terminates. In applying the provisions of Section 5.03 to a retired or disabled Optionee, the date that participation terminates under this paragraph shall be treated as the last day of the Offering with respect to the Optionee.

                  5.07 Death of Optionee and Transfer of Option: If an Optionee shall die while in the employ of the Company or a subsidiary and shall not have exercised an outstanding Option issued under an Offering, such Option may be exercised (to the extent that the Optionee's right to exercise such Option had accrued pursuant to this Plan at the time of his or her death) by the beneficiaries designated by the Optionee or, if none, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, within such period after the Optionee's death as may be determined by the Committee; provided, however, that no Option shall be exercisable more than 27 months from the day it is granted.

                  No Option granted hereunder shall be transferable by the Optionee otherwise than by a beneficiary designation filed with the Committee, by will or by the laws of descent and distribution.

                  5.08 Adjustments: In the event there are any changes in the Common Stock of the Company through merger, consolidation, recapitalization, stock dividend, stock split or other increase or reduction of the number of shares of Common Stock outstanding for which compensation in the form of money, services or property is not received, the Board of Directors in its discretion may proportionately increase or decrease the aggregate number of shares of Common Stock subject to the Plan and the number of shares and the price per share of stock subject to outstanding Options.

                  In the event that the Company is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option to terminate, provided that each Optionee shall, in such event, have


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         the right immediately prior to such dissolution or liquidation, or merger, or consolidation in which the Company is not the surviving corporation, to exercise the Option.

                  Notwithstanding the foregoing, Options granted pursuant to this Plan shall not be adjusted in a manner that causes the Options to fail to continue to qualify as options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

                  The granting of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  5.09 Rights as a Shareholder: No person shall have any rights as a shareholder with respect to any shares covered by an Option owned by him or her until the date of valid exercise of such Option, together with payment of the full purchase price for such shares to the Company.

         Section 6. Amendment of the Plan: The Board of Directors may suspend or terminate the Plan or any portion thereof at any time and the Board may amend the Plan from time to time as may be deemed to be in the best interests of the Company; provided however, that shareholder approval shall be required for any amendment, alteration, or discontinuation (a) that increases the number of shares subject to the Plan (other than an increase reflecting a change in capitalization pursuant to Subsection 5.08), (b) that causes Options issued under the Plan to fail to meet the requirements of employee stock purchase options under Section 423 of the Code, or (c) is necessary to comply with any legal, tax, or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Securities and Exchange Act of 1934, as amended.

         Section 7. Application of Funds: Proceeds received by the Company from the sale of Common Stock pursuant to Options may be used for general corporate purposes.

         Section 8. Approval of Shareholders: The Plan shall become effective upon approval by the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at a duly held shareholders' meeting, which approval must occur within the period ending twelve months after the date the Plan is adopted by the Board of Directors.

         Section 9. Employment: Nothing in the Plan or in any Offering under the Plan shall confer on any employee any right to continue in the employ of the Company or subsidiary or affect in any way the right of the Company or subsidiary to terminate his or her employment at any time.


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         Section 10. Committee: The Plan shall be administered by the
Compensation Committee, or a duly appointed subcommittee thereof, (collectively, the "Committee"), which shall be appointed by, and serve at the pleasure of, the Board of Directors. The Committee shall supervise the administration and enforcement of the Plan and, subject to the provisions of the Plan, shall have all powers necessary to discharge its duties hereunder, including, but not limited to, the power to (i) employ and compensate agents of the Committee for the purpose of administering the accounts of participating employees, (ii) construe and interpret the provisions of the Plan, (iii) determine all questions of eligibility under the Plan, and (iv) establish, amend or waive rules and regulations for the administration of the Plan. All the determinations by the Committee and/or the Board of Directors under the Plan shall be in its sole discretion and shall be binding upon all Optionees and employees.

A Committee shall consist of not fewer than two persons, all of whom shall be officers, employees or directors of the Company. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee acting at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         Section 11. Interpretation of Plan: The interpretation and construction by the Committee of any provisions of the Plan, of an Offering statement, or of any Option shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

         Section 12. Indemnification and Expenses: The members of the Board of Directors or of the Committee shall be indemnified by the Company, except to the extent indemnification is specifically prohibited by the Company's Articles of Incorporation, By-Laws or applicable law, for any action or failure to act under or in connection with the Plan or any Option. The Company shall pay all of the expenses of the Plan.




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                                       Secretary


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